Schedule of Aggregate Prepaid Expenses (Details) - USD ($)		Sep. 30, 2025	Sep. 30, 2024
Prepaid Expenses
2026		$ 5,271,827
2027		3,480,607
2028		1,311,540
2029		706,214
2030		529,660
Total prepaid expenses	[1]	$ 11,299,848	$ 350

[1]	The amount primarily represents $9,079,840 paid to service providers for business development and strategic expansion initiatives. These services included investor relations and brand-building support, market and feasibility assessments for new opportunities, and the identification of potential merger and acquisition targets. The balance also included prepaid professional fees of $2,219,529 for corporate governance and financial advisory services and $479 for office-related expenses.